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REDEEMABLE WARRANT AGREEMENT

This Warrant Agreement, dated as of 10th day of October, 2001 (the "Warrant Agreement"), between SECURIT-E-DOC, INC., a Florida corporation (the "Company") and Valis Associates (hereinafter, the "Warrant Holder(s)").

RECITALS

WHEREAS, the Company proposes to issue and deliver a warrant certificates (the "Warrant Certificates") evidencing warrants (the "Redeemable Warrants") granted to the respective Warrant Holders, entitling the Warrant Holders purchase 30,000 shares of the Company’s class "A" voting common stock, par value $.0001 (the "Common Stock"), subject to the terms and conditions below.

WHEREAS, each Warrant will entitle the Warrant Holder to purchase one fully-paid and non-assessable share of Common Stock at a purchase price of $.75 per share, if the Company’s shares of Common Stock shall be subject to quotation on the OTC:BB or on the pink sheets published by the National Quotation Bureau, or if the Company’s Common Stock is not subject to such quotation, then the purchase price per share the last price paid by an accredited investor pursuant to the Company’s private placement memorandum (the "Exercise Price");

WHEREAS, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Redeemable Warrants and the respective rights and obligations thereunder of the Company and the Warrant Holders, the Company and the Warrant Holders each agree as follows:

Section 1. Certain Definitions.

As used in this Warrant Agreement, the following terms shall have the following respective meanings:

"Act" means the Securities Act of 1933, as amended.

"Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act")..

"Articles of Incorporation" means the Articles of Incorporation of the Company.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Florida or New York, New York are authorized by law to close.

"Call Price" means a price per Warrant of $.10 per Share that the Company shall pay to the Warrant Holders upon the redemption, as defined below, which redemption may be effected following a call trigger event defined below.

"Call Trigger Event" means any date prior to the Termination Date as defined below, following a date not earlier than ninety (90) days after which the Company’s Common Stock shall have commenced trading on a national exchange or shall have become subject to quotation on the OTC:BB, and the closing price of the Company’s Common Stock on such national exchange or the closing bid price of the Company’s Common Stock on the OTC:BB during the five (5) consecutive trading days prior to the date of the Call Trigger Event shall be higher than $1.00 per share.

"Closing Price" on any day means (i) if the shares of Common Stock then are listed and traded on a national exchange then the Closing Price on such day as reported on such national exchange; and (ii) if shares of Common Stock are subject to quotation on the OTC:BB or the pink sheets, then the Closing Price shall be the closing bid price of the Common Stock on the OTC:BB or the pink sheets as the case may be.

"Common Share Equivalent" means, with respect to any security of the Company and as of a given date, a number which is, (i) in the case of a share of Common Stock, one, (ii) in the case of all or a portion of any right, warrant or other security which may be exercised for a share or shares of Common Stock, the number of shares of Common Stock receivable upon exercise of such security (or such portion of such security), and (iii) in the case of any security convertible or exchangeable into a share or shares of Common Stock, the number of shares of Common Stock that would be received if such security were converted or exchanged on such date.

"Common Stock" shall have the meaning set forth in the Recitals to this Warrant Agreement.

"Company" shall have the meaning set forth in the Preamble to this Warrant Agreement.

"Exchange Act" shall mean the Securities Exchange Act of 1934.

"Exercise Date" shall mean, as to any Warrants, the date on which the Company shall have received from the Warrant Holder both (a) the Warrant Certificate representing such Warrants, with the Exercise Forms therein duly executed by the Warrant Holder thereof or his attorney duly authorized in writing, and (b) payment in cash (including wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Exercise Price (as hereinafter defined). Under this Warrant Agreement, any Warrant Certificate may be exercised in whole or in part.

"Exercise Price" means a price per Warrant Share equal to equal to $.75 per share, if the Company’s shares of Common Stock shall be subject to quotation on the OTC:BB or on the pink sheets published by the National Quotation Bureau, or if the Company’s Common Stock is not subject to such quotation, then the purchase price per share the last price paid by an accredited investor pursuant to the Company’s private placement memorandum.

"Expiration Date" means 5:00 p.m. New York City time on October 20, 2004.

"Fair Market Value" as at any date of determination means, as to shares of the Common Stock, if the Common Stock is publicly traded at such time, the average of the daily Closing Prices of a share of Common Stock for the five (5) consecutive trading days ending on the most recent trading day prior to the date of determination. If the shares of Common Stock are not publicly traded at such time, and as to all things other than the Common Stock, Fair Market Value shall be determined based upon the last price per share paid by an accredited investor under the Company’s private placement memorandum or other private sale, whichever shall have occurred last.

"Person" means an individual, partnership, corporation, limited liability company, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Register" shall have the meaning set forth in Section 3(a) of this Warrant Agreement.

"Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

"Warrant Agreement" shall have the meaning set forth in the Recitals to this Warrant Agreement.

"Warrant Certificates" shall have the meaning set forth in the Recitals to this Warrant Agreement.

"Warrant Holder" means, with respect to any Warrant Certificate, the person in whose name such Warrant Certificate is registered upon the books to be maintained by the Company pursuant to Section 3.

"Warrant Recipients" shall have the meaning set forth in the Recitals to this Warrant Agreement.

"Warrant Shares" means the shares of Common Stock deliverable upon exercise of the Warrants, as adjusted from time to time.

"Warrants" shall have the meaning set forth in the Recitals to this Warrant Agreement.

Section 2. The Warrant Certificates.

(a) Upon issuance, each Warrant Certificate shall evidence one or more Warrants, and shall be exercisable in whole or in part. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A. The Warrant Certificates shall be dated the date on which they are countersigned by the Company and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with applicable federal and state securities laws, and the rules or regulations promulgated thereunder, and any rule or regulation of any securities exchange on which the Warrants may be listed.

(b) Warrant Certificates substantially in the form of Exhibit A hereto and evidencing Warrants to purchase a number of shares of Common Stock as set forth on Schedule A hereto (subject to adjustment pursuant to Section 8) shall be executed, on or after the date of this Warrant Agreement, by the Company. The names and addresses of the Warrant Recipients shall be specified by the Company pursuant to a list of Warrant Recipients maintained by the Company.

Section 3. Registration and Exercise of Warrants.

(a) The Company shall keep at its executive offices a register (the "Register") in which, subject to such regulations as the Company may reasonably prescribe, the registration of Warrant Certificates and of the surrender for exercise or cancellation of Warrant Certificates as herein provided.

(b) A Warrant Certificates may be surrendered for exercise in whole or in at such offices and upon payment of the Exercise Price the number of Warrant Shares subject to exercise shall be issued in the name of the Warrant Holder. In the event of redemption and the payment by the Company of the Call Price, the Warrant Certificate shall be canceled and all rights under this Warrant Agreement shall terminate. Whenever any Warrant Certificates are so surrendered for exercise, the Company shall execute and deliver to the Warrant Holder a number of Warrant Shares based upon the Exercise Price and the payment made to the Company. In the event of the redemption by the Company of the Warrant and the payment by the Company of the Call Price, the Warrant Certificate evidencing the Warrant in the name of the Warrant Holder shall be canceled. The Company shall not be required to issue and deliver Warrant Certificates representing fractional Warrants or any fractional Warrant Shares upon exercise of any Warrants.

(c) Each Warrant Certificate issued shall be the valid obligation of the Company, evidencing the same obligations, and entitled to the same benefits under this Warrant Agreement as the Warrant Certificates surrendered for such exercise, in whole or in part.

(d) Each Warrant Certificate surrendered upon exercise or redemption be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the duly executed by the Warrant Holder thereof or his attorney duly authorized in writing.

(e) The Warrant Certificates issued by the Company under this Warrant Agreement shall not be transferred or assigned without the prior written consent of the Company and an opinion of counsel for the Company that such transfer or assignment is in compliance with the applicable federal and state securities laws. In the event of an authorized transfer or assignment, the Company may treat the assignee of the Warrant Certificate as the new Warrant Holder thereof as the owner for all purposes.

Section 4. Exercise Price, Payment of The Exercise Price, Duration And Exercise of Warrants Generally, Company's Redemption Right.

(a) Each Warrant Certificate shall entitle the Warrant Holder upon payment of the Exercise Price and subject to the provisions of this Warrant Agreement, to receive one share of Common Stock for each whole Warrant represented thereby, subject to adjustment as herein provided, upon payment of the Exercise Price for each of such Warrant Shares.

(b) Subject to the terms and conditions set forth herein, the Warrants shall be exercisable beginning on the date first set forth above, at any time, or from time to time, and in whole or in part, until the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day.

(c) The Warrants shall terminate and become void as of 5:00 P.M. (New York time) on the Expiration Date or, if such day is not a Business Day, then as of 5:00 P.M. on the next succeeding day that shall be a Business Day, and all rights of any Warrant Holder of a Warrant Certificate evidencing such Warrants under this Warrant Agreement or otherwise shall cease.

(d) Subject to Sections 5 and 10 hereof, in order to exercise a Warrant, the Warrant Holder thereof must surrender the Warrant Certificate evidencing such Warrant, with one of the forms on the reverse of or attached to the Warrant Certificates duly executed to the Company at its offices stated above, or at such other address as the Company may specify in writing to the Warrant Holders at their respective addresses specified in the Register, together with payment-in-full of the Exercise Price thereof. Upon such delivery and payment, the Warrant Holder shall be deemed to be the holder of record of the number of shares of Common Stock issuable upon exercise of the Warrant (or, in the case of a partial exercise of this Warrant, the number of such shares as to which the Warrant has been exercised), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Warrant Holder not later that five (5) business days following payment of the Exercise Price.

(e) The Exercise Price must be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

(f) The Warrants evidenced by a Warrant Certificate shall be exercisable either as an entirety or, from time to time, for part only of the number of whole Warrant Shares exercisable thereby. If fewer than all of the Warrants evidenced by a Warrant Certificate are exercised at any time, the Warrant Certificate representing such Warrants shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not exercised shall be issued by the Company.

(g) Notwithstanding anything contained herein to the contrary, the Company shall have the right to redeem or call a Warrant at any time prior to the Expiration Date of the Warrant at the Call Price following the occurrence of the Call Trigger Event, subject to the provisions of this Section. The Company shall provide written notice of the occurrence of the Call Trigger Event to each Warrant Holder. Each Holder shall then have thirty (30) days after the date of such notice to exercise the Warrants held by such Warrant Holder pursuant to the terms hereof in their entirety. If no action is taken by a Warrant Holder within thirty days after receipt of notice of a Call Trigger Event, then the Warrants held by such Holder shall be deemed terminated.

Section 5. Payment of Taxes.

The Company shall pay any and all documentary, or similar issue or transfer taxes payable in respect of the issuance or delivery of the Warrant Shares. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the issue or delivery of Warrant Shares (or other securities or assets) in a name other than that in which the Warrants so exercised were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such transfer tax or has established, to the satisfaction of the Company, that such transfer tax has been paid.

Section 6. Mutilated or Missing Warrant Certificates.

If any mutilated Warrant Certificate is surrendered to the Company and the Company receives evidence to its satisfaction of the destruction, loss or theft of any Warrant Certificate, then the Company shall execute and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants. Every new Warrant Certificate executed and delivered pursuant to this Section 6 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Warrant Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 6 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed, lost or stolen Warrant Certificates.

Section 7. Reservation of Shares; Listing.

The Company shall at all times reserve and keep available, free from preemptive rights, and out of its authorized but unissued Common Stock, solely for the purpose of issuance upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, upon issue in accordance with the terms of this Warrant Agreement, be duly and validly issued and fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issue thereof.

Section 8. Anti-dilution Provisions.

So long as any Warrants are outstanding, the Exercise Price and the number of shares of Common Stock issuable upon exercise of each whole Warrant shall be subject to adjustment from time to time as follows: (a) Common Stock Dividends, Subdivisions, Combinations. In case the Company shall (i) pay or make a dividend or other distribution to all holders of its Common Stock in shares of Common Stock, (ii) subdivide or split the outstanding shares of its Common Stock into a larger number of shares, or (iii) combine the outstanding shares of its Common Stock into a smaller number of shares, then in each such case the number of Warrant Shares issuable upon exercise of each whole Warrant shall be adjusted to equal the number of such shares to which the Warrant Holder would have been entitled upon the occurrence of such event had the Warrant been exercised immediately prior to the happening of such event or, in the case of a stock dividend or other distribution, prior to the record date for determination of stockholders entitled thereto. An adjustment made pursuant to this Section 8(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b) Reorganization or Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), or in the event of any similar transaction, each whole Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock or other transaction, as the case may be, by a holder of the number of shares of Common Stock into which such Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made for the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holders of the Warrants to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Warrants. An adjustment made pursuant to this Section 8(b) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(c)Exercise Price Adjustment. Upon each adjustment of the number of Warrant Shares issuable upon exercise of each whole Warrant pursuant to this Section 8, the Exercise Price of each Warrant outstanding immediately prior to such adjustment shall thereafter be equal to an adjusted Exercise Price per Warrant Share determined (to the nearest cent) by multiplying the Exercise Price for each whole Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of each whole Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares issuable upon exercise of each whole Warrant immediately after such adjustment.

Section 9. Consolidation, Merger or Sale of Assets.

In case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, each Holder of Warrants shall have the right thereafter to exercise its Warrants for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock for which such Holder's Warrants may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger, sale or transfer of assets shall be as nearly equivalent as may be practicable to the adjustments provided for herein. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, merger, conveyance, lease, transfer or otherwise so that the provisions set forth herein for the protection of the rights of the Holders of the Warrants shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Section 9 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

Section 10. Fractional Shares.

No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of the Warrants and in lieu of delivery of any such fractional Share upon any exercise thereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value thereof; provided, however, that, in the event that the Company combines or reclassifies the outstanding Shares of its Common Stock into a smaller number of Shares, it shall be required to issue fractional Shares to a Holder if the Holder exercises all or any part of its Warrants, unless the Holder has consented in writing to such reduction and provided the Company with a written waiver of its right to receive fractional shares in accordance with this Section 10. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrant Holder, the number of full Warrant Shares of Common Stock that shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Shares of Common Stock acquirable on exercise of the Warrants so presented. The Warrant Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

Section 11. No Stock Rights.

Prior to the exercise of the Warrants, no Warrant Holder of a Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of shares of Common Stock or any other securities of the Company that may at any time be issuable on the exercise thereof, nor shall anything contained herein be construed to confer upon any Warrant Holder of a Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise.

Section 12. Notices.

(a) Except as otherwise provided in Section 15 (b), any notice, demand or delivery authorized by this agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder at such Holder's address shown on the Register and to the Company or the Warrant Agent as follows:

If to the Company: Securit-e-Doc, Inc.
515 N. Flagler Drive P-400
West Palm Beach, FL 33401

with a copy to: CR Capital Services, Inc.
730 Fifth Avenue, Suite 911
New York, NY 10019

If to Warrant Holders, then to:

The address set forth on Schedule A hereto,

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

(b) Any notice required to be given by the Company to the Warrant Holders shall be made by mailing by registered mail, return receipt requested, to the Warrant Holders at their respective addresses shown on the Register, as shall be extracted from Schedule A hereto. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Warrant Holder receives the notice.

Section 13. Amendments; Waivers.

(a) The Company may from time to time supplement or amend this Warrant Agreement without the consent of any Warrant Holder, in order to (i) cure any ambiguity or correct or supplement any provision herein that may be defective or inconsistent with any other provision herein or (ii) add to the covenants and agreements of the Company for the benefit of the Warrant Holders, or surrender any rights or powers reserved to or conferred upon the Company in this Warrant Agreement.

(b) With the consent of the registered Warrant Holders holding at least a majority in number of the Warrants at the time outstanding, the Company may at any time and from time to time by supplemental agreement or amendment add any provisions to or change in any manner or eliminate any of the provisions of this Warrant Agreement or of any supplemental agreement or modify in any manner the rights and obligations of the Warrant Holders and of the Company; provided, however, that no such supplemental agreement or amendment shall, without the consent of the registered Warrant Holder of each outstanding Warrant affected thereby:

(i) alter the provisions of this Warrant Agreement so as to affect adversely the terms upon which the Warrants are exercisable; or

(ii) reduce the number of Warrants outstanding the consent of whose Warrant Holders is required for any such supplemental agreement or amendment.

(c) No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 14. Persons Benefiting.

This Warrant Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and each registered Warrant Holder, and their respective successors, beneficiaries, executors and administrators. Nothing in this Warrant Agreement is intended or shall be construed to confer upon any person, other than the Company, and the Warrant Holders, any right, remedy or claim under or by reason of this Warrant Agreement or any part hereof.

Section 15. Counterparts.

This Warrant Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

Section 16. Surrender of Certificates.

Any Warrant Certificate surrendered for exercise or otherwise acquired by the Company shall promptly canceled and the Company shall deliver Warrant Shares as provided herein.

Section 17. Termination of Agreement.

This Warrant Agreement shall terminate and be of no further force and effect on the earlier of (a) the Expiration Date or (b) the date on which the Warrants evidence by the Warrant Certificate shall have been exercised or the Warrants shall be redeemed, as provided herein..

Section 18. Governing Law.

This Agreement and the Warrants issued hereunder and all rights arising hereunder and thereunder shall be construed and determined in accordance with the internal laws of the State of Florida, and the performance hereof and thereof shall be governed and enforced in accordance with such laws.

Section 19. Interpretation.

When a reference is made in this Warrant Agreement to a Section, such reference shall be to a Section of this Warrant Agreement unless otherwise indicated. The definitions contained in this Warrant Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a Person are also to its permitted successors and assigns and, in the case of an individual, to his heirs and estate, as applicable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its officer thereunto duly authorized as of the date first above written.

SECURIT-E-DOC, INC.

By: /s/ Robert H. Barron

Name: Robert H. Barron

Title: CEO

EXHIBIT A

FACE OF WARRANT CERTIFICATE

WARRANTS TO PURCHASE COMMON STOCK SECURIT-E-DOC, INC.

No. 14 Certificate for Warrants

This certifies that Valis Associates, or registered assigns, is the registered holder of 30,000 shares as Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (a "Warrant Holder"), subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from SECURIT-E-DOC, INC., a Florida corporation (the "Company"), one share of Common Stock, par value $.0001 per share, of the Company ("Common Stock"), at the exercise price (the "Exercise Price") equal to $.75, if the Company’s shares of Common Stock shall be subject to quotation on the OTC:BB or on the pink sheets published by the National Quotation Bureau, or if the Company’s Common Stock is not subject to such quotation, then the purchase price per share the last price paid by an accredited investor pursuant to the Company’s private placement memorandum, subject to adjustment upon the occurrence of certain events. This Warrant Certificate shall terminate and become void as of the close of business on October 20, 2004 (the "Expiration Date"); provided, however, that if the last day for the exercise of the Warrants shall not be a Business Day, then the Warrants may be exercised on the next succeeding Business Day (as defined in the Warrant Agreement) following the Expiration Date.

This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of October 20, 2001 (the "Warrant Agreement"), between the Company and the Warrant Holders and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Warrant Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, and the Warrant Holders. As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants are exercisable on the date that is thirty days after the date hereof. At 5:00 P.M. (New York City time) on the Expiration Date, each Warrant not exercised prior thereto shall terminate and become void and of no value; provided, however, that if the last day for the exercise of the Warrants shall not be a Business Day, then the Warrants may be exercised until 5:00 P.M. (New York City time) on the next succeeding Business Day following the Expiration Date.

The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each whole Warrant are subject to adjustment as provided in the Warrant Agreement.

In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the office of the Company, with the Exercise Subscription Form on the reverse hereof duly executed by the Warrant Holder hereof, together with any required payment in full of the Exercise Price then in effect or the share(s) of Common Stock as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement. Any such payment of the Exercise Price shall be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check.

The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the issue or delivery of any Warrant Certificates or certificates for Common Stock issued upon the exercise of Warrants in a name other than that of the registered Holder of such Warrants, and the Company shall not register any such transfer or issue any such certificate until such tax or governmental charge, if required, shall have been paid.

This Warrant Certificate and all rights hereunder are not transferable or assignable by the registered holder hereof, in whole or in part, without the prior written consent of the Company and receipt by the Company of an opinion of its counsel in form and substance acceptable to the Company and in compliance with federal and state securities laws and applicable rules and regulations promulgated thereunder. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred; provided, however, that the Company shall not be required to issue and deliver Warrant Certificates representing fractional Warrants.

No service charge shall be made for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at its address set forth in the Warrant Agreement.

Dated: ______________, ______

SECURIT-E-DOC, INC.

By: /s/ Robert H. Barron

Name: Robert H. Barron

Title: CEO

REVERSE OF WARRANT CERTIFICATE EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrants)

To: SECURIT-E-DOC, INC. The undersigned irrevocably exercises ________ of the Warrants for the purchase of one share per Warrant (subject to adjustment) of Common Stock, par value $0.0001 per share, of SECURIT-E-DOC, INC. represented by this Warrant Certificate hereof and herewith makes payment of $_____________ (such amount shall be paid in cash (including by wire transfer of immediately available funds) or by certified or official bank check or bank cashier's check payable to the order of SECURIT-E-DOC, INC. or by any combination of such cash or check), representing the Exercise Price for such Warrants so exercised. On the terms and conditions specified in this Warrant Certificate and the Warrant Agreement therein referred to, the undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date: ______________, _____ ____________________________________

(Name - Please Print)

____________________________________

(Signature of Owner)(1)

___________________________________

(Street Address)

____________________________________

(City) (State) (Zip Code)

(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed.

Securities and/or check to be issued to:______________________________________

Please insert social security or tax identification number:__________________________

Name:_________________________________________________________________________

Street Address:_______________________________________________________________

City, State and Zip Code:_____________________________________________________

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:____________________________________________________________________

Please insert social security or tax identification number:__________________________

Name:_________________________________________________________________________

Street Address:_______________________________________________________________

City, State and Zip Code:_____________________________________________________